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                      NEW ENGLAND LIFE INSURANCE COMPANY
                        Zenith Executive Advantage Plus
                       Variable Life Insurance Policies

                        Supplement Dated March 21, 2000
                      to Prospectus Dated April 30, 1999

  The following special provisions apply to Zenith Executive Advantage Plus Policies issued in the state of Texas:

  1. To meet the Internal Revenue Code's definition of life insurance, the Policy's death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code. Policy owners may not choose the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code for this purpose. See the "Death Benefit" section in the prospectus.

  2. On or after the Policy anniversary when the insured reaches age 100, there will be no Monthly Deduction made under the Policy. See "Deductions from Cash Value" in the prospectus.

  3. No face amount increases are available under Policies issued in Texas.

  4. The Fixed Account is not available under Policies issued in Texas.